FRONTIER FINANCIAL CORPORATION
332 SW Everett Mall Way
Everett, Washington 98204

Contact: Patrick M. Fahey
Frontier Financial Corporation
Chairman and CEO
425-423-7250

John J. Dickson
Frontier Bank
President 425-514-0700

NEWS RELEASE

For release March 16, 2010, 2:00 P.M. PT

FRONTIER FINANCIAL CORPORATION REVISES RESULTS FOR THE FOURTH
QUARTER AND YEAR ENDED DECEMBER 31, 2009

EVERETT, WASHINGTON – March 16, 2010 – Frontier Financial Corporation (NASDAQ: FTBK) today announced revised results for the quarter and year ended December 31, 2009.  For the three months and year ended December 31, 2009, the Corporation reported revised net losses of $70.2 million, or ($14.89) per diluted share, and $295.1 million, or ($62.61) per diluted share, respectively.  In our press release dated January 29, 2010, we originally reported a net loss of $33.9 million, or ($7.19) per diluted share, for the quarter ended December 31, 2009, and a net loss of $258.8 million, or ($54.91) per diluted share for the year ended December 31, 2009.  The revised results for the quarter and year ended December 31, 2009, reflect an additional $30.0 million to the provision for loan losses, an additional $3.5 million valuation adjustment on other real estate owned and a $4.3 million (pre-tax) other-than-temporary impairment (“OTTI”) loss on available for sale securities.

Subsequent to year end and the issuance of our results for the quarter and year ended December 31, 2009, dated January 29, 2010, the Federal Deposit Insurance Corporation (“FDIC”) concluded its visitation of Frontier Bank and determined that an additional provision for loan losses of $30.0 million was necessary to replenish the allowance for loan losses and an additional $3.5 million valuation adjustment was necessary to properly reflect the carrying value of other real estate owned at December 31, 2009.  The FDIC, as a regular part of their examination process, periodically reviews our allowance for loan losses and has the authority to require us to recognize additions to the allowance for loan losses based on their judgment of information available to them at the time of their examination.  This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as conditions change.

Additionally, we sold two available for sale equity securities, which were in unrealized loss positions at December 31, 2009, at a loss subsequent to year end.  In accordance with U.S. generally accepted accounting principles, due to the close proximity of the sale to year end, these securities were deemed OTTI at December 31, 2009.  Collectively, these adjustments reduced Frontier Bank’s Tier 1 capital to $59.8 million, which resulted in a Tier 1 Leverage Capital ratio of 1.65%, thus designating Frontier Bank as “critically undercapitalized” for purposes of Prompt Corrective Action (“PCA”) as of December 31, 2009.

Under the Federal Deposit Insurance Act’s (“FDI Act”) PCA capital requirements (12 U.S.C. § 1831o), depository institutions that are “critically undercapitalized”, in addition to being subject to a number of additional restrictions, must be placed into conservatorship or receivership within 90 days of becoming critically undercapitalized, unless the institution’s primary Federal regulatory authority (here, the FDIC) determines and documents that “other action” would better achieve the purposes of PCA.  If Frontier Bank is placed into conservatorship or receivership, the Corporation would suffer a complete loss of the value of its ownership interest in Frontier Bank.  These events raise substantial doubt about our ability to continue as a going concern.

The accompanying revised consolidated statement of operations, consolidated balance sheet and selected other financial information and ratios have been prepared on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future, and do not include any adjustments to reflect the possible future effects on the recoverability or classification of assets, and the amounts or classification of liabilities that may result from the outcome of any regulatory action, which would affect our ability to continue as a going concern.

Certain amounts in prior years’ financial statements have been reclassified to conform to the 2009 presentation.  These classifications have not had an effect on previously reported income (loss) or total equity.

Frontier Financial Corporation is a Washington-based financial holding company providing financial services through its commercial bank subsidiary, Frontier Bank.  Frontier Bank offers a wide range of financial services to businesses and individuals in its market area, including investment and insurance products.

CERTAIN FORWARD-LOOKING INFORMATION -- This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). This statement is included for the express purpose of availing Frontier of the protections of the safe harbor provisions of the PSLRA.  Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  The words “should,” “anticipate,” “expect,” “will,” “believe,” and words of similar meaning are intended, in part, to help identify forward-looking statements.  Future events are difficult to predict, and the expectations described above are subject to risks and uncertainties that may cause actual results to differ materially.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. In addition to discussions about risks and uncertainties set forth from time to time in the Company’s filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others:  (1) the extent and duration of continued economic and market disruptions and governmental actions to address these disruptions; (2) the risk of new and changing legislation, regulation and/or regulatory actions; (3) pending litigation and regulatory actions; (4) local and national general and economic conditions; (5) changes in interest rates; (6) reductions in loan demand or deposit levels; and (7) changes in loan collectibility, defaults and charge-off rates.

Frontier undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release. Readers should carefully review the risk factors described in this and other documents Frontier files from time to time with the Securities and Exchange Commission, including Frontier’s 2008 Form 10-K and Frontier’s Form 10-Q for the quarter ending September 30, 2009.

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS - REVISED
(In thousands, except for shares and per share amounts)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,
	2009	2009	2008
INTEREST INCOME
Interest and fees on loans	$39,207	$40,595	$59,343
Interest on investments	764	895	1,049
Total interest income	39,971	41,490	60,392
INTEREST EXPENSE
Interest on deposits	16,175	18,703	22,715
Interest on borrowed funds	3,806	3,909	3,822
Total interest expense	19,981	22,612	26,537

Net interest income	19,990	18,878	33,855
PROVISION FOR LOAN LOSSES	100,000	140,000	44,400
Net interest loss after provision for loan losses	(80,010)	(121,122)	(10,545)
NONINTEREST INCOME
Other-than-temporary impairment loss on securities	(4,289)	-	-
Gain on sale of securities	-	-	3,129
Gain on sale of secondary mortgage loans	229	232	247
Net gain (loss) on sale of other real estate owned	(5,535)	(1,068)	4
Service charges on deposit accounts	1,558	1,611	1,291
Other noninterest income	2,161	2,103	2,831
Total noninterest income (loss)	(5,876)	2,878	7,502

NONINTEREST EXPENSE
Salaries and employee benefits	11,058	11,290	9,398
Occupancy expense	2,689	2,694	2,406
State business taxes	324	239	370
FDIC insurance	4,800	2,682	730
Other noninterest expense	7,370	7,909	4,960
	26,241	24,814	17,864
Goodwill impairment	-	-	77,073
Total noninterest expense	26,241	24,814	94,937

LOSS BEFORE BENEFIT FOR
INCOME TAXES	(112,127)	(143,058)	(97,980)
BENEFIT FOR INCOME TAXES	(41,926)	(1,970)	(8,464)
NET LOSS	$(70,201)	$(141,088)	$(89,516)
Weighted average number of
shares outstanding for the period	4,715,370	4,713,185	4,703,840
Basic losses per share	$(14.89)	$(29.93)	$(19.03)
Weighted average number of diluted shares
outstanding for period	4,715,370	4,713,185	4,703,840
Diluted losses per share	$(14.89)	$(29.93)	$(19.03)

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS - REVISED (Continued)
(In thousands, except for shares and per share amounts)
(Unaudited)

	Twelve Months Ended
	December 31,	December 31,
	2009	2008
INTEREST INCOME
Interest and fees on loans	$173,934	$273,392
Interest on investments	3,599	5,663
Total interest income	177,533	279,055
INTEREST EXPENSE
Interest on deposits	77,661	96,091
Interest on borrowed funds	15,801	16,094
Total interest expense	93,462	112,185

Net interest income	84,071	166,870
PROVISION FOR LOAN LOSSES	375,000	120,000
Net interest income (loss) after
provision for loan losses	(290,929)	46,870
NONINTEREST INCOME
Other-than-temporary impairment loss on securities	(4,289)	(6,430)
Gain (loss) on sale of securities	(102)	4,570
Gain on sale of secondary mortgage loans	1,675	1,321
Gain on sale of premises and equipment	136	30
Net gain (loss) on sale of other real estate owned	(7,054)	97
Service charges on deposit accounts	6,154	5,421
Other noninterest income	8,394	9,821
Total noninterest income	4,914	14,830

NONINTEREST EXPENSE
Salaries and employee benefits	46,985	48,403
Occupancy expense	10,953	11,148
State business taxes	1,068	2,013
FDIC insurance	15,962	2,650
Other noninterest expense	24,766	18,785
	99,734	82,999
Goodwill impairment	-	77,073
Total noninterest expense	99,734	160,072

LOSS BEFORE BENEFIT FOR
INCOME TAXES	(385,749)	(98,372)
BENEFIT FOR INCOME TAXES	(90,655)	(8,635)
NET LOSS	$(295,094)	$(89,737)
Weighted average number of
shares outstanding for the period	4,713,219	4,699,163
Basic losses per share	$(62.61)	$(19.10)
Weighted average number of diluted shares
outstanding for period	4,713,219	4,699,163
Diluted losses per share	$(62.61)	$(19.10)

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET - REVISED
(In thousands, except for shares and per share amounts)
(Unaudited)

	December 31,	September 30,	December 31,
	2009	2009	2008
ASSETS
Cash and due from banks	$93,761	$36,921	$52,022
Federal funds sold	333,819	363,081	117,740
Securities
Available for sale, at fair value	85,092	73,834	90,606
Held to maturity, at amortized cost	2,102	3,079	3,085
Total securities	87,194	76,913	93,691

Loans held for resale	3,221	3,464	6,678
Loans	2,866,277	3,147,540	3,772,055
Allowance for loan losses	(151,349)	(142,229)	(112,556)
Net loans	2,718,149	3,008,775	3,666,177

Premises and equipment, net	47,704	48,826	51,502
Intangible assets	581	634	794
Federal Home Loan Bank (FHLB) stock	19,885	19,885	19,885
Bank owned life insurance	25,385	25,116	24,321
Other real estate owned	169,674	101,805	10,803
Other assets	98,832	90,153	67,510
Total assets	$3,594,984	$3,772,109	$4,104,445

LIABILITIES
Deposits
Noninterest bearing	$377,258	$403,534	$395,451
Interest bearing	2,745,218	2,822,087	2,879,714
Total deposits	3,122,476	3,225,621	3,275,165

Federal funds purchased and
securities sold under repurchase agreements	11,107	15,584	21,616
Federal Home Loan Bank advances	375,479	375,752	429,417
Junior subordinated debt	5,156	5,156	5,156
Other liabilities	19,280	20,329	21,048
Total liabilities	3,533,498	3,642,442	3,752,402

SHAREOWNERS' EQUITY
Common stock, no par value; 100,000,000 shares authorized	258,202	258,425	256,137
Retained earnings (accumulated deficit)	(197,083)	(126,873)	98,020
Accumulated other comprehensive income (loss), net of tax	367	(1,885)	(2,114)
Total shareowners' equity	61,486	129,667	352,043
Total liabilities and shareowners' equity	$3,594,984	$3,772,109	$4,104,445

Shares outstanding at end of period	4,725,076	4,713,185	4,709,510

Book value	$13.01	$27.51	$74.75
Tangible book value	$12.89	$27.38	$74.58

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
SELECTED OTHER FINANCIAL INFORMATION AND RATIOS - REVISED
(In thousands)
(Unaudited)

	For the Period Ended (Year-to-Date)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Loans by Type (including loans
held for resale)
Commercial and industrial	$388,548	$405,405	$425,221	$444,681	$457,215
Real Estate:
Commercial	965,150	988,004	1,017,204	1,020,530	1,044,833
Construction	448,063	587,594	713,571	870,201	949,909
Land development	319,311	405,400	476,562	512,804	580,453
Completed lots	252,475	257,057	272,824	297,702	249,685
Residential 1-4 family	426,211	436,744	433,884	443,361	431,170
Installment and other loans	69,740	70,800	76,953	70,231	65,468
Total loans	$2,869,498	$3,151,004	$3,416,219	$3,659,510	$3,778,733

Allowance for Loan Losses
Balance at beginning of period	$114,638	$114,638	$114,638	$114,638	$57,658
Provision for loan losses	375,000	275,000	135,000	58,000	120,000
Loans charged-off
Commercial and industrial	(39,044)	(26,494)	(18,891)	(5,355)	(3,101)
Real Estate:
Commercial	(10,477)	(9,212)	(1,176)	(149)	(1,264)
Construction	(117,258)	(90,431)	(62,036)	(29,448)	(31,968)
Land development	(109,651)	(74,231)	(38,015)	(19,057)	(12,165)
Completed lots	(44,031)	(35,525)	(19,286)	(3,504)	(13,839)
Residential 1-4 family	(18,708)	(11,596)	(10,771)	(2,127)	(846)
Installment and other loans	(2,362)	(1,795)	(1,089)	(205)	(343)
Total charged-off loans	(341,531)	(249,284)	(151,264)	(59,845)	(63,526)
Recoveries
Commercial and industrial	715	616	496	211	308
Real Estate:
Commercial	2	-	-	-	-
Construction	2,705	2,048	863	51	161
Land development	12	57	57	57	-
Completed lots	665	148	66	16	9
Residential 1-4 family	62	59	27	-	-
Installment and other loans	72	47	4	2	28
Total recoveries	4,233	2,975	1,513	337	506
Net (charge-offs) recoveries	(337,298)	(246,309)	(149,751)	(59,508)	(63,020)
Balance before portion identified
for undisbursed loans	152,340	143,329	99,887	113,130	114,638
Portion of reserve identified for
undisbursed loans	(991)	(1,100)	(1,304)	(1,646)	(2,082)
Balance at end of period	$151,349	$142,229	$98,583	$111,484	$112,556

Allowance for loan losses as a
percentage of total loans,
including loans held for resale	5.27%	4.51%	2.89%	3.05%	2.98%

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
SELECTED OTHER FINANCIAL INFORMATION AND RATIOS - REVISED (Continued)
(In thousands)
(Unaudited)

	For the Period Ended (Year-to-Date)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Nonperforming Assets (NPA)
Nonaccruing loans	$705,193	$810,520	$764,558	$656,373	$435,225
Other real estate owned	169,674	101,805	54,222	18,874	10,803
Total nonperforming assets	874,867	912,325	818,780	675,247	446,028

Total nonaccruing loans to
total loans	24.58%	25.72%	22.38%	17.94%	11.52%
Total NPA to total assets	24.34%	24.19%	20.53%	16.25%	10.87%

Interest Bearing Deposits
Money market, sweep and NOW	$497,952	$428,704	$409,606	$365,807	$325,554
Savings	241,261	276,989	285,725	334,076	365,114
Time deposits	2,006,005	2,116,394	2,148,970	2,243,362	2,189,046
Total interest bearing deposits	$2,745,218	$2,822,087	$2,844,301	$2,943,245	$2,879,714

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Performance Ratios	2009	2009	2009	2009	2008
ROA (annualized)	-3.66%	-14.39%	-4.92%	-3.18%	-8.68%
ROE (annualized)	-110.87%	-234.71%	-63.92%	-38.70%	-81.58%

Average assets	$3,677,366	$3,922,015	$4,061,874	$4,248,979	$4,125,319
Average shareholders' equity	$121,400	$240,448	$312,851	$349,465	$438,908

	For the Period Ended (Year-to-Date)
	December 31,	September 30,	June 30,	March 31,	December 31,
Performance Ratios	2009	2009	2009	2009	2008
ROA (annualized)	-6.51%	-7.38%	-4.03%	-3.18%	-2.18%
ROE (annualized)	-101.36%	-100.06%	-50.63%	-38.70%	-19.42%

Average assets	$3,975,914	$4,076,476	$4,154,923	$4,248,979	$4,107,571
Average shareholders' equity	$255,357	$300,498	$331,056	$349,465	$461,981

	For the Period Ended (Year-to-Date)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Capital Ratios - Consolidated
Tier 1 leverage ratio	1.80%	3.40%	6.74%	7.60%	8.62%
Tier 1 risk-based capital ratio	2.29%	4.33%	8.15%	9.13%	9.64%
Total risk-based capital ratio	3.58%	5.62%	9.42%	10.40%	10.91%

Capital Ratios - Frontier Bank
Tier 1 leverage ratio	1.65%	3.19%	6.49%	7.37%	8.53%
Tier 1 risk-based capital ratio	2.09%	4.06%	7.86%	8.85%	9.27%
Total risk-based capital ratio	3.38%	5.35%	9.13%	10.13%	10.55%

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
SELECTED OTHER FINANCIAL INFORMATION AND RATIOS - REVISED (Continued)
(In thousands)
(Unaudited)

Quarterly Average Balances

	December 31,	September 30,	December 31,
	2009	2009	2008
ASSETS
Cash and due from banks	$43,592	$43,317	$48,279
Federal funds sold	343,273	306,772	44,246
Securities
Available for sale, at fair value	70,297	79,425	97,124
Held to maturity, at amortized cost	2,750	3,076	3,517
Total securities	73,047	82,501	100,641

Loans held for resale	2,840	4,118	2,414
Loans
Commercial and industrial	402,635	423,953	456,594
RE commercial	982,957	1,003,786	1,051,625
RE construction	530,202	661,786	1,022,043
RE land development	382,081	455,623	602,838
RE completed lots	263,499	271,602	249,849
RE residential 1-4 family	430,892	426,531	385,218
Installment and other	70,500	70,868	69,656
Total	3,065,606	3,318,267	3,840,237
Allowance for loan losses	(137,893)	(108,254)	(121,289)
Net loans	2,927,713	3,210,013	3,718,948

Premises and equipment, net	48,501	49,344	51,819
Intangible assets	609	662	77,905
FHLB Stock	19,885	19,885	18,084
Bank owned life insurance	25,240	24,968	24,185
Other real estate owned	120,561	66,843	3,468
Other assets	74,945	117,710	37,744
Total assets	$3,677,366	$3,922,015	$4,125,319

LIABILITIES
Deposits
Noninterest bearing	$394,358	$404,988	$389,127
Interest bearing
MMA, Sweep and NOW	447,971	416,738	407,758
Savings	253,663	282,065	392,845
Time deposits	2,048,046	2,137,770	2,065,873
Total interest bearing	2,749,680	2,836,573	2,866,476
Total deposits	3,144,038	3,241,561	3,255,603

Fed funds purchased and
repurchase agreements	11,484	15,806	61,487
FHLB advances	375,564	397,578	359,296
Junior subordinated debentures	5,156	5,156	5,156
Other liabilities	19,724	21,466	4,869
Total liabilities	3,555,966	3,681,567	3,686,411
Total shareholders’ equity	121,400	240,448	438,908
Total liabilities and shareholders’ equity	$3,677,366	$3,922,015	$4,125,319

FRONTIER FINANCIAL CORPORATION AND SUBSIDIARY
SELECTED OTHER FINANCIAL INFORMATION AND RATIOS - REVISED (Continued)
(In thousands)
(Unaudited)

Year-to-Date Average Balances

	December 31,	December 31,
	2009	2008
ASSETS
Cash and due from banks	$44,680	$50,410
Federal funds sold	300,617	29,197
Securities
Available for sale, at fair value	78,637	122,499
Held to maturity, at amortized cost	2,997	3,685
Total securities	81,634	126,184

Loans held for resale	5,353	3,391
Loans
Commercial and industrial	429,256	437,481
RE commercial	1,008,493	1,036,171
RE construction	738,100	1,056,159
RE land development	474,046	585,508
RE completed lots	275,010	244,575
RE residential 1-4 family	430,776	342,654
Installment and other	69,851	68,562
Total	3,430,885	3,774,501
Allowance for loan losses	(120,733)	(82,529)
Net loans	3,310,152	3,691,972

Premises and equipment, net	49,882	51,214
Intangible assets	688	78,013
FHLB Stock	19,885	18,587
Bank owned life insurance	24,836	24,118
Other real estate owned	57,967	2,301
Other assets	85,573	35,575
Total assets	$3,975,914	$4,107,571

LIABILITIES
Deposits
Noninterest bearing	$397,533	$379,766
Interest bearing
MMA, Sweep and NOW	396,287	586,943
Savings	298,370	349,318
Time deposits	2,177,546	1,894,455
Total interest bearing	2,872,203	2,830,716
Total deposits	3,269,736	3,210,482

Fed funds purchased and
repurchase agreements	16,226	73,460
FHLB advances	407,015	338,268
Junior subordinated debentures	5,156	5,156
Other liabilities	22,424	18,224
Total liabilities	3,720,557	3,645,590
Total shareholders’ equity	255,357	461,981
Total liabilities and shareholders’ equity	$3,975,914	$4,107,571